UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   September 28, 2004

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                      000-50052               06-1393745
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (847) 444-3200

                 242 West 36th Street, New York, New York 10018
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

     On September 28, 2004, William Forrest, Executive Chairman, and Cynthia Jamison, Chief Financial Officer, gave a presentation at the Thomas Weisel Partners Consumer Conference. The text of the slides used during the presentation is attached hereto as Exhibit 99.1. The text of additional slides used during further discussions with participants in the conference are attached hereto as Exhibit 99.2.


Item 9.01 (c).    Exhibits.

99.1 Slides from the management presentation at Thomas Weisel Partners Consumer Conference.

99.2  Additional Slides.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cosi, Inc.

Date:  September 28, 2004
                                    /s/  Kevin Armstrong
                                    --------------------------------------------
                                    Name: Kevin Armstrong
                                    Title: Chief Executive Officer and President

                                  EXHIBIT INDEX


                                                                  Paper (P) or
 Exhibit No.                    Description                      Electronic (E)
------------- ------------------------------------------------  ----------------

     99.1     Slides from the management presentation at              E
              Thomas Weisel Partners Consumer Conference.

     99.2     Additional Slides                                       E